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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549
                         _____________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                         _____________________________

_____ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

A U.S. National Banking Association              41-0417860
(Jurisdiction of incorporation or                (I.R.S. Employer
organization if not a U.S. national              Identification No.)
bank)

U.S. Bank Trust Center
180 East Fifth Street
St. Paul, Minnesota                              55101
(Address of principal executive offices)         (Zip code)


                         _____________________________

                   Chevy Chase Auto Receivables Trust 2000-1
              (Exact name of obligor as specified in its charter)

Delaware                                         Pending
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                   Identification No.)

Rodney Square North
1100 North Market Street,
Wilmington, Delaware 19890-0001                   19890-0001
(Address of principal executive offices)          (Zip code)

                         _____________________________

                   Chevy Chase Auto Receivables Trust 2000-1
                       Asset Backed Notes, Series 2000-1
                      (Title of the indenture securities)

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                                    GENERAL
                                    -------

1.  General Information  Furnish the following information as to the Trustee.
    -------------------

    (a) Name and address of each examining or supervising authority to which it is subject.
                        Comptroller of the Currency
                        Washington, D.C.

    (b) Whether it is authorized to exercise corporate trust powers.
          Yes

2.  AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter
    ------------------------------------------
    for the obligor is an affiliate of the Trustee, describe each such affiliation.
          None

    See Note following Item 16.

    Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16. LIST OF EXHIBITS  List below all exhibits filed as a part of this statement
    ----------------
    of eligibility and qualification.

    1. Copy of Articles of Association.*

    2. Copy of Certificate of Authority to Commence Business.*

    3. Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

    4. Copy of existing By-Laws.*

    5. Copy of each Indenture referred to in Item 4.  N/A.

    6. The consents of the Trustee required by Section 321(b) of the act.

    7. Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority incorporated by reference to File Number 333-56865.

*Incorporated by reference to File Number 333-30939.


                                      NOTE

       The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.
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                                   SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 19th day of October, 1999.

                                       U.S. BANK NATIONAL ASSOCIATION



                                       /s/ Gloria S. Kessler
                                       ---------------------
                                       Gloria S. Kessler
                                       Assistant Vice President


/s/ Harry H. Hall
-----------------
Harry H. Hall
Assistant Secretary
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                                      NOTE

       The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors or affiliates, are based upon information furnished to the Trustee by the obligors, While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                   SIGNATURE

       Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 19TH day of October, 1999.

                                       U.S. BANK NATIONAL ASSOCIATION



                                       /s/ Gloria S. Kessler
                                       ---------------------
                                       Gloria S. Kessler
                                       Assistant Vice President



/s/ Harry H. Hall
-----------------
Harry H. Hall
Assistant Secretary
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                                   EXHIBIT 6

                                    CONSENT

       In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  October 19, 1999

                                       U.S. BANK NATIONAL ASSOCIATION


                                       /s/ Gloria S. Kessler
                                       ---------------------
                                       Gloria S. Kessler
                                       Assistant Vice President